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                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                    - AllianceBernstein Utility Income Portfolio
                      - AllianceBernstein Wealth Appreciation Strategy Portfolio
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Supplement  dated  May  7,  2009  to  the  Prospectus  dated  May  1,  2009  for
AllianceBernstein Variable Products Series Fund, Inc. (the "Prospectus"), offering Class A and Class B shares of the AllianceBernstein Utility Income Portfolio and the AllianceBernstein Wealth Appreciation Strategy Portfolio (each a "Portfolio" and together the "Portfolios").

At a meeting of the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") held on May 5-7, 2009, the Board of the Fund approved the liquidation and termination of the Portfolios (the "Liquidations"). The Separate Accounts will give their Contractowners 60 days' notice of the Liquidations. The process of liquidating the Portfolios' securities to raise cash may commence prior to the expiration of the 60 days' notice period and continue thereafter. The Liquidations are expected to be consummated in the third quarter of 2009 and the liquidating distributions will be made shortly thereafter.





This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

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